UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 16, 2018

Date of Report (Date of earliest event reported)

CRUZANI, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-54624	26-4144571
(Commission File Number)	(IRS Employer Identification No.)

3500 Lennox Road, Suite 1500, Atlanta, Georgia 30326
(Address of principal executive offices)

(404) 419-2253
(Registrant’s telephone number, including area code)

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes information that may constitute forward-looking statements. These forward-looking statements are based on the Company’s current beliefs, assumptions and expectations regarding future events, which in turn are based on information currently available to the Company. By their nature, forward-looking statements address matters that are subject to risks and uncertainties. Forward looking statements include, without limitation, statements relating to projected industry growth rates, the Company’s current growth rates and the Company’s present and future cash flow position. A variety of factors could cause actual events and results, as well as the Company’s expectations, to differ materially from those expressed in or contemplated by the forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by applicable securities laws.

Item 7.01 Regulation FD Disclosure.

On October 16, 2018, Cruzani, Inc. f/k/a U.S. Highland, Inc. (the “Company”) issued a press release entitled “CRUZANI to Acquire Vitamin Infused Water Beverage Company as First Step to Entering New Infused Products Market,” describing its recent entry into a letter of intent (the “LOI”) concerning the Company’s potential acquisition of intellectual property assets pertaining to “VitaminFIZZ.” A copy of the press release is hereby furnished as Exhibit 99.1 and incorporated herein by reference.

Item 8.01 Other Events.

Pursuant to the terms of the LOI, the closing of such transaction is expected to occur no later than November 30, 2018, and the purchase price will be $60,000. Additionally, in connection with such closing, the seller of such assets will enter into a confidentiality, non-competition and non-solicitation agreement having a term of five years. Pursuant to the LOI, the definitive agreement is to contain customary representations, warranties and conditions to closing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No	Description
99.1	Press release issued by the Company entitled “CRUZANI to Acquire Vitamin Infused Water Beverage Company as First Step to Entering New Infused Products Market,” dated October 16, 2018*

* filed herewith

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRUZANI, INC.

Date: October 18, 2018	By:	/s/ Everett M. Dickson
Everett M. Dickson
Chief Executive Officer

2